THE BAUPOST FUND

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 1999

                                   (UNAUDITED)














This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.

                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                 APRIL 30, 1999

                                   (Unaudited)



CONTENTS:

     Management's Discussion of Performance.............................................  1

     Statement of Assets and Liabilities as of April 30, 1999...........................  7

     Statement of Operations for the period ended April 30, 1999........................  8

     Statement of Changes in Net Assets for the periods ended April 30, 1999 and October 31, 1998...........................................................  9

     Schedule of Investments as of April 30, 1999....................................... 10

     Schedule of Forward Foreign Currency Contracts as of April 30, 1999................ 18

     Schedule of Securities Sold Short as of April 30, 1999............................. 19

     Notes to Financial Statements...................................................... 20

     Financial Highlights............................................................... 26

                                THE BAUPOST FUND
                          44 BRATTLE STREET, 5TH FLOOR
                                P.O. BOX 381288
                         CAMBRIDGE, MASSACHUSETTS 02238
                              TEL. (617) 497-6680
                               FAX (617) 868-3529

                                                                  June 24, 1999



Dear Fund Shareholder,

     We are pleased to report a gain of 8.62% for the six months ended April 30, 1999. While less than the gains recorded by the broad market indices, the profit for the latest six months meets our ongoing objective of positive returns delivered with limited downside risk.

     The broad market indices remain extremely expensive and have, despite a brief retreat by some of the highest multiple stocks, charged ahead to repeated record highs. The Dow Jones Industrial Average, for example, recently rose from under 9,200 to over 11,100 in less than three months. The U.S. economy remains robust (for now), and long term U.S. Treasury bond yields have climbed to over
6.0 % from 5.1% at the end of January. Most asset allocation models contrast bond yields to stock price-earnings multiples. At 6.0% bond yields, the S&P 500 Index is calculated by these models to be more than 30% overvalued. It would be far more overvalued were earnings to fall or interest rates to rise from current levels.

     Unprecedented gains in large capitalization growth stocks continue to generate a mistaken faith among individual investors in the safety of owning stocks, as well as an erroneous impression of the potential future returns from equity ownership. Success begets additional success as investors project future results from the rear view mirror. One particularly irksome development is that fundamental research is today a significant impediment to good short-term results, as the most overvalued securities have steadily been the best performers and the most undervalued the worst. More and more, stocks are seen as apart from the businesses underlying them, with capital gains a product of investor money flows rather than corporate profit growth.

     The Internet stock market bubble has been expanding at an accelerating rate. The shares of Internet companies have been rising 10%, 20% or more in a single day, splitting every month or two, and then quickly returning to their pre-split share prices. Dozens of nascent Internet companies are prominent on the IPO calendar and Internet stocks increasingly dominate cocktail party conversations as well as the daily stock market roundup. The $200 billion market capitalization of America Online recently exceeded that of IBM. Charles Schwab was recently valued 50% more highly than Merrill Lynch. Priceline, the Internet company that sells airline tickets, was valued more highly than the three largest airlines, combined! eToys came public and immediately jumped to a valuation well above that of the well established Toys "R" Us. The prevailing casino atmosphere must certainly put a damper on trips to Las Vegas or Atlantic City, where there are more losers than winners. In Internet-land, there have been no real losers as of yet;

the illusion of a positive-sum casino is an attractive lure for the gambler. Recent exuberance notwithstanding, at today's valuations it is clear that Wall Street is certain to continue issuing shares of new Internet companies until the supply of shares overwhelms the resources of the buyers.

     Simply put, we continue to face an unprecedented market environment with extreme volatility. In the face of very high prices, affordable and appropriate hedging is next to impossible. In our assessment, significant caution is called for at this time, and this is how we are positioned. While everyone else on Wall Street motors ahead at a frenetic pace, we are intentionally going slowly, unafraid of missing out on speculative gains and intent on protecting capital. This is an extremely challenging and dangerous environment, and we would rather be overly cautious and forego some profit than overly optimistic and potentially much poorer.

The Current Market Environment
------------------------------

     A recent Wall Street Journal article was headlined: For Some Stocks, Price Doesn't Matter. Within the article, the co-manager of the billion dollar Stein Roe Young Investor Fund described how he had revised his investment strategy to cope with today's environment: "To own a company like AOL (America Online), you had to throw out traditional measures of valuing companies. We had to say we have to own what we think is the dominant franchise in the Internet. It was a space that as a money manager you simply have to be in." Another manager similarly said, "It's almost like you have to own it." AOL recently sold for 388 times 1998 earnings and 238 times projected 1999 earnings.

     This bubble is spilling over into the rest of the stock market, again at an increasing rate. Internet valuations make those on real companies, however overextended, seem reasonable, propelling those stocks even further into uncharted valuation territory. We believe there has been an extraordinary (and unknowing and probably temporary) increase in the risk tolerance of average investors. Specifically, what may happen in the future is today valued with unprecedented enthusiasm while what has already come into being (buildings, stores, traditional businesses) trades at subdued, even depressed prices.

     Many of today's leading technology and telecommunications companies trade at 50 to 100 times earnings, or higher. While most of these companies are growing rapidly and possess extraordinary technology, these businesses remain highly competitive. Very low costs of capital and high returns attract enormous competition, and companies have to innovate faster and faster to stay ahead of the pack. Product life cycles are shorter and shorter, and unit prices continue to decline. We understand that the technology content of these companies is fabulous. Whether they are good businesses, deserving of astronomical multiples of current earnings, is an entirely different matter.

     Students of financial history can point to historic levels of valuation to suggest that we are in a bubble. But students of psychology may be needed to complete the picture. For one thing, the financial markets have been so strong for so long that fear of market risk has mostly evaporated. People who used to hold bank certificates of deposit now maintain a portfolio of growth stocks. It is not really within human nature to comprehend that you may not know everything you think you know, and, further, that what you believe in could change on a dime. When your investments are backstopped by reasonably-priced tangible assets, the prospect of a change in sentiment is not very costly. If a building is no longer needed as a furniture retailer, maybe it would make a good warehouse. If you can't make money as a distributor, you can recover most of your capital by reselling your inventory.

     Not so for dreams. With more and more of the market value of U.S. equities represented by lofty (in some cases infinite) multiples of current results, a change in sentiment could wipe out a large percentage of investor net worth. Sentiment, existing only in the minds of investors, is subject to change quickly and without notice. Perhaps today's dreams will become realities for some of the current Internet and technology favorites; and perhaps not. For many, the dream will be replaced by a nightmare. Then, the escalating bill for betting on dreams rather than on realities will have to be paid up.

     Real value, of bricks and mortar, finished goods inventories, accounts receivable, operating factories and businesses, and even brand names, is hard, although far from impossible, to destroy. If you don't overpay for it, your downside is protected. If you purchase it at a discount, you have a real margin of safety.

Our Current Positioning
-----------------------

     While the major stock market indices have never been so expensive, the range of valuation in today's markets is also extraordinarily wide. As a result, there are numerous undervalued small to medium capitalization stocks even as there are dozens of astonishingly overvalued large capitalization companies. Indeed, a vicious circle has been working against these smaller stocks (even as a virtuous circle propels the high flyers) in that their recent period of protracted underperformance causes disappointed holders to sell. This produces illiquidity and further declines, resulting in even greater underperformance which then triggers new waves of selling. Many small-cap value managers have been facing investor redemptions, further fueling the selloff.

     We prefer to invest with a catalyst present to facilitate the partial or complete realization of underlying value. There is, however, significant competition for these sorts of opportunities from other investors, rendering many of them unattractive for investment; by contrast, uncatalyzed value situations today attract few buyers. Seemingly, it would make sense to increase our commitment to the deeply depressed uncatalyzed investments that are much more undervalued and where there is considerably less competition. Our concern is that we cannot know when the current love affair with large capitalization growth stocks will end, and what sort of havoc this will wreak on smaller stocks, however inexpensive. As we have explained before, the only logical way to hedge against this risk is to protect an investment in these undervalued smaller stocks with a put option on or short sale of more expensive stocks. We have ruled out short selling for a number of reasons, including the unlimited downside risk that short selling poses. With puts, at least, your cost is limited to the up-front premium. Such a hedge, however, is historically quite expensive and, as we learned last year, far from perfect.

     Our resolution to this dilemma is to position the Fund's portfolio in three parts. A major component is cash (held in U.S. Treasury bills and/or in a U.S. Government securities money market fund), at around 42% of the Fund's portfolio at April 30. This asset is available to take advantage of bargains, but represents important dry powder until some of today's market extremes resolve themselves.

     Another segment, about 25% of the Fund's portfolio, involves numerous public and private investments with catalysts for the partial or complete realization of underlying value. This includes corporate bankruptcies, restructurings and workouts, liquidations, breakups, asset sales and the like. These situations are generally purchased at expected annual returns of 15% to 20% or more. The success of these investments depends primarily on the outcome of each situation rather than on the level of the stock market. There can, however, be month by month fluctuations in the market prices of these positions.

     At April 30, we held about 32% of the portfolio in deeply undervalued securities with no strong catalyst for value realization. Values in this portion of the portfolio are particularly compelling, with prices at discounts of 30% to 50% or more from our estimate of underlying asset values. A number of these positions are former spinoffs, ignored and abandoned in a market not oriented toward smaller companies. Most of these situations involve partial catalysts for value realization such as ongoing share repurchase programs and/or insider buying, but these limited catalysts offer only modest protection from the short-term volatility of the financial markets. This category represents the lion's share of our market exposure; this is generally the portion of the portfolio that we attempt to hedge. Frequently, but unpredictably, investments in this category develop a stronger catalyst and move to the previous category; indeed, the undervaluation itself often attracts such a catalyst. Less often, an investment from the previous category loses its catalyst and either moves into this category or is sold.

     The balance of about 1% of the portfolio was held in market hedges and various other option exposures, which may or may not serve as hedges.

     In recent weeks, we have been extremely active in a number of areas. The market-driven shift of our public equity portfolio back to the U.S. continues; we have taken advantage of several selling opportunities in Western European equities, while buying into several depressed U.S. stocks. We are actively researching dozens of others. We have also added to our position in the undervalued bonds of Loewen Corporation, which recently filed for bankruptcy. Table 1 below depicts the geographic or asset class breakdown of the Fund's portfolio at April 30.


                                     Table 1
                                     -------
                                  Baupost Fund
                                  ------------
                       Breakdown of Portfolio at 4/30/1999
                       -----------------------------------

                Cash and Cash Equivalents              42.1%
                U.S. Equities                          31.0%
                Western European Equities               7.7%
                Emerging Market Investments             8.0%
                Liquidations                            5.8%
                Distressed Debt Investments             4.9%
                Market Hedges                           0.2%
                Other                                   0.3%
                                                    --------
                         Total Portfolio              100.0%

     We are continuing to balance on the tightrope between investment opportunity and risk aversion, taking advantage of the most compelling opportunities while maintaining a very cautious posture in an environment where most securities are priced for perfection and then some. The preservation of your capital remains our foremost goal, and we are confident that our current portfolio will both protect and reliably enhance Fund capital.

     Please contact us with any questions, comments or suggestions you may have.


                                                         Very truly yours,

                                                         /s/ Seth A. Klarman
                                                         ---------------------
                                                         Seth A. Klarman
                                                         President

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (1)                1         5      LIFE OF FUND
For Periods Ended 4/30/1999                    Year      Year   (since 12/14/90)
                                               ----      ----   ----------------

THE BAUPOST FUND                             -18.28%    10.14%      13.01%

--------------------------------------------------------------------------------

Total return is an historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may be worth more or less than their original cost when redeemed. During some of the periods reported above, an expense cap was in place which had the effect of lowering the Fund's management fee and therefore enhanced the total return of the Fund.

              ---------------------------------------------------
                  GROWTH OF AN ASSUMED $50,000 INVESTMENT (1)
              IN THE BAUPOST FUND FROM 12/14/90 THROUGH 4/30/1999
              ---------------------------------------------------

       [A LINE GRAPH APPEARS HERE, THE PLOT POINTS FOR WHICH APPEAR BELOW]

                                FUND               S&P
                                ----               ---
               12/14/90      $50,000.00         $50,000.00
               04/30/91      $58,158.98         $58,161.73
               04/30/92      $63,692.31         $66,325.82
               04/30/93      $75,761.04         $72,448.88
               04/30/94      $85,933.03         $76,302.11
               04/30/95      $92,875.27         $89,627.93
               04/30/96     $105,059.48        $116,707.47
               04/30/97     $131,063.27        $146,040.47
               04/30/98     $170,436.34        $206,014.84
               04/30/99     $139,277.38        $250,971.95

(1) Assumes reinvestment of all dividends.

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 APRIL 30, 1999
                                   (UNAUDITED)


ASSETS:
   Investments in securities - at value                    $    120,470,730
      (cost $127,964,532)
   Cash                                                          10,405,977
   Foreign cash (cost $12,397)                                       12,394
   Receivable for investments sold                                1,241,237
   Receivable for investments sold short                             27,119
   Interest and dividends receivable                                353,214
   Unrealized appreciation on
      forward foreign currency contracts                            202,593
   Purchased interest                                                85,887
   Other assets                                                      50,202
                                                           -----------------

              Total Assets                                      132,849,353


LIABILITIES:
   Payable for investments purchased                              2,210,314
   Payable to The Baupost Group, L.L.C.                             419,097
   Other payables and accrued expenses                              133,436
   Payable for Fund shares redeemed                                 101,288
   Payable for equity swap contracts                                 85,073
   Payable for securities sold short                                 38,215
      (proceeds $396,695)
                                                           -----------------

              Total Liabilities                                   2,987,423
                                                           -----------------

                                       NET ASSETS          $    129,861,930
                                                           =================


COMPOSITION OF NET ASSETS:
   Paid in capital                                         $    135,486,509
   Distributions in excess of net investment income                (440,963)
   Accumulated net realized gain on investments
      and foreign currency transactions                           1,895,624
   Net unrealized depreciation on investments
      and assets and liabilities in foreign currencies           (7,079,240)
                                                           -----------------

                                       NET ASSETS          $    129,861,930
                                                           =================


NET ASSET VALUE:
   Offering and redemption price per share
   ($129,861,930/10,027,255)                               $          12.95
                                                           =================


                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED APRIL 30, 1999
                                   (UNAUDITED)


INVESTMENT INCOME:

    INCOME:
       Interest                                                   $   1,398,003
       Dividends (net of foreign withholding taxes of $37,177)          471,029
                                                                  --------------
                    Total Income                                      1,869,032

    EXPENSES:
       Investment management fee                                        664,738
       Administrative fee                                               166,185
       Custodian fees                                                    49,224
       Equity swap contract interest expense                             48,338
       Legal fees                                                        39,652
       Registration and filing fees                                      20,934
       Investment expenses                                               20,559
       Audit fees                                                        19,980
       Directors' fees                                                   17,640
       Transfer agent fees                                               14,580
       Interest expense                                                   8,957
       Miscellaneous                                                     11,590
                                                                  --------------
                    Total Expenses                                    1,082,377

       Waiver of investment management fee                               (7,417)
                                                                  --------------

                    Total Expenses, Net                               1,074,960
                                                                  --------------
                          NET INVESTMENT INCOME                         794,072

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
       Net realized gain/(loss) on:
          Investments and equity swap contracts                       5,357,900
          Foreign currency transactions                               1,574,330
          Short sales                                                (1,186,108)
                                                                  --------------
                                                                      5,746,122
       Change in unrealized appreciation on:
          Investments and equity swap contracts                       3,863,763
          Foreign currency transactions                                  99,971
          Short sales                                                   496,879
                                                                  --------------
                                                                      4,460,613

                          NET REALIZED AND UNREALIZED
                            GAIN ON INVESTMENTS                      10,206,735
                                                                  --------------
                          NET INCREASE IN NET ASSETS
                             RESULTING FROM OPERATIONS            $  11,000,807
                                                                  ==============

                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           SIX MONTHS ENDED        YEAR ENDED
                                                                            APRIL 30, 1999      OCTOBER 31, 1998
                                                                          ------------------   -----------------
                                                                              (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income                                                 $         794,072    $      5,014,716
    Net realized gain/(loss) on investments and foreign
       currency transactions                                                      5,746,122          (4,224,754)
    Change in unrealized appreciation/(depreciation) on
       investments and foreign currency transactions                              4,460,613         (29,161,256)
                                                                          ------------------   -----------------
            NET INCREASE/(DECREASE) IN NET ASSETS
               RESULTING FROM OPERATIONS                                         11,000,807         (28,371,294)

DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                   (2,901,043)         (5,190,909)
    From net realized gain on investments                                                 -         (18,216,303)
                                                                          ------------------   -----------------
          TOTAL DISTRIBUTIONS                                                    (2,901,043)        (23,407,212)

CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares                                             7,306,852          43,396,229
    Reinvestment of dividends                                                     2,801,020          23,195,673
    Cost of shares redeemed                                                     (22,348,609)        (33,768,809)
                                                                          ------------------   -----------------
          NET INCREASE/(DECREASE) IN NET ASSETS
            RESULTING FROM SHARE TRANSACTIONS                                   (12,240,737)         32,823,093
                                                                          ------------------   -----------------
          TOTAL DECREASE IN NET ASSETS                                           (4,140,973)        (18,955,413)

NET ASSETS AT BEGINNING OF PERIOD                                               134,002,903         152,958,316
                                                                          ------------------   -----------------
          NET ASSETS AT END OF PERIOD
          (including distributions in excess of net)
          investment income of ($440,963) and
          undistributed net income of $1,666,008, respectively)           $     129,861,930    $    134,002,903
                                                                          ==================   =================
OTHER INFORMATION:
    Shares sold                                                                     585,806           2,829,353
    Shares issued in reinvestment of dividends                                      224,441           1,538,174
    Shares redeemed                                                              (1,789,278)         (2,310,138)
                                                                          ------------------   -----------------
    Net increase/(decrease)                                                        (979,031)          2,057,389
                                                                          ==================   =================

                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

        NUMBER OF
    SHARES, UNITS OR
       FACE VALUE                                                                                   MARKET VALUE
    ----------------                                                                                ------------
COMMON STOCKS - 43.16%
UNITED STATES - 31.20%
                          WHOLESALE - FOOD - 9.44%

             272,500      TLC BEATRICE INTERNATIONAL HOLDINGS                                    $      12,262,500 *

                          CHEMICAL PREPARATIONS - 4.38%

             238,150      CHEMFIRST INC                                                                  5,685,831

                          CARBON & GRAPHITE PRODUCTS - 3.29%

             186,100      UCAR INTERNATIONAL INC                                                         4,268,669 *

                          APARTMENT BUILDING OPERATORS - 2.30%

             152,300      LNR PROPERTY CORPORATION                                                       2,988,887

                          COMPUTER & DATA PROCESSING SERVICES - 1.93%

              96,100      GTECH HOLDINGS CORPORATION                                                     2,504,606 *

                          CONSTRUCTION SERVICES - 1.36%

             154,700      WALTER INDUSTRIES INCORPORATED                                                 1,759,712 *

                          REAL ESTATE INVESTMENT TRUST - 1.21%

             349,150      VENTAS INC                                                                     1,571,175

                          LAB ANALYTICAL INSTRUMENTS - 1.19%

              96,000      THERMO ELECTRON CORPORATION                                                    1,542,000 *

                          TRAVEL AGENCIES - 1.12%

             208,572      NAVIGANT INTERNATIONAL INC                                                     1,460,004 *

                          INDUSTRIAL INORGANIC CHEMICALS - 0.84%

              78,500      OCTEL CORPORATION                                                              1,099,000 *

                          MANUFACTURING - OPHTHALMIC GOODS - 0.77%

              67,450      SOLA INTERNATIONAL INC                                                         1,003,319 *

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

        NUMBER OF
    SHARES, UNITS OR
       FACE VALUE                                                                                   MARKET VALUE
    ----------------                                                                                ------------
                          REAL ESTATE INVESTING - 0.72%

               1,367      SECURITY CAPITAL GROUP - CLASS A                                       $         820,200 *
               2,500      SECURITY CAPITAL GROUP - CLASS B                                                  37,813 *
               8,700      SECURITY CAPITAL UNITED STATES REALTY                                             73,950 *
                                                                                                 ------------------
                                                                                                           931,963
                          MISCELLANEOUS - 2.65%

             259,430      AZTEC TECHNOLOGY PARTNERS                                                        445,895 *
              56,200      CALIFORNIA FEDERAL BANCORP - CONTINGENT LITIGATION                               144,012 *
                          RECOVERY PARTICIPATION INTERESTS
              49,800      CALIFORNIA FEDERAL BANK - SECONDARY CONTINGENT                                    74,700 *
                          LITIGATION RECOVERY PARTICIPATION INTERESTS
              28,600      EL PASO ELECTRIC COMPANY                                                         228,800 *
                 110      FIDELITY BANKSHARES INC                                                            1,952
                 326      FIRST FEDERAL BANKSHARES INC                                                       3,056
             119,100      GLOBAL-TECH APPLIANCES INC                                                       498,731 *
             297,100      GOLDEN STATE BANCORP LITIGATION WARRANTS                                         557,062 *
                          12.00 1/01/2010
              67,350      MFC BANCORP                                                                      429,356
               1,949      MID-CENTRAL FINANCIAL CORPORATION                                                 46,776
              43,500      NEUROGEN CORPORATION                                                             467,625 *
              16,400      OMEGA WORLDWIDE                                                                   79,950 *
             938,000      REGENCY EQUITIES CORPORATION                                                      23,450 *
              64,600      STAGE STORES INC                                                                 415,862 *
               1,600      THERMO INSTRUMENT SYSTEMS INCORPORATED                                            20,800 *
                                                                                                 ------------------
                                                                                                         3,438,027
                                                                                                 ------------------
                               TOTAL COMMON STOCKS - UNITED STATES                               $      40,515,693
                               (Total Cost $38,024,175)                                          ==================

       UNITED KINGDOM - 4.09%

                          INSURANCE AGENTS, BROKERS & SERVICES - 2.60%

           2,350,000      LAMBERT FENCHURCH GROUP PLC                                            $       3,385,728

                          HOLDING COMPANIES - 0.89%

           2,018,000      TRANSTEC PLC                                                                   1,153,216

                          OIL & GAS - 0.36%

           1,043,072      BURREN ENERGY PLC                                                                469,382 *+

                          WHOLESALE - LUMBER & CONSTRUCTION MATERIALS - 0.24%

             115,000      ADAM & HARVEY GROUP PLC                                                          309,154
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - UNITED KINGDOM                                   $       5,317,480
                          (Total Cost $7,605,628)                                                ==================

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

        NUMBER OF
    SHARES, UNITS OR
       FACE VALUE                                                                                   MARKET VALUE
    ----------------                                                                                ------------
       FRANCE - 2.66%

                          TEXTILES - 2.08%

              48,565      CHARGEURS SA                                                           $       2,693,591

                          HOLDING COMPANIES - 0.58%

               1,503      SOCIETE EURAFRANCE SA                                                            755,814
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - FRANCE                                           $       3,449,405
                          (Total Cost $2,853,346)                                                ==================

       THE NETHERLANDS - 1.10%

                          TOWING & TUGBOAT SERVICES - 1.10%

              64,544      SMIT INTERNATIONALE NV                                                 $       1,431,938
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - THE NETHERLANDS                                  $       1,431,938
                          (Total Cost $1,622,386)                                                ==================

       CZECH REPUBLIC - 1.07%

                          ELECTRIC UTILITIES - 1.07%

             975,440      CEZ 1 CESKE ENERGETICKE ZAVOD AS                                       $       1,383,720 *
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - CZECH REPUBLIC                                   $       1,383,720
                          (Total Cost $2,332,133)                                                ==================

       RUSSIA - 0.94%

                          ELECTRIC UTILITIES - 0.51%

             136,800      IRKUTSKENERGO SPONSORED ADR                                            $         307,800
           1,606,200      KRASNOYARSKENERGO                                                                  8,834 *
              91,400      PERMENERGO                                                                        13,710 *
             358,110      SAMARAENERGO SPONSORED ADR                                                       179,055
              32,292      UNIFIED ENERGY SYSTEMS SPONSORED GDR                                             157,424
                                                                                                 ------------------
                                                                                                           666,823
                          OIL & GAS - 0.37%

             115,490      SURGUTNEFTEGAZ PREFERRED SPONSORED ADR                                           479,284

                          METAL & MINING SERVICES - 0.06%

              28,300      NORILSK NICKEL                                                                    72,165 *
                                                                                                 ------------------

                          TOTAL COMMON STOCKS - RUSSIA                                           $       1,218,272
                          (Total Cost $2,015,254)                                                ==================

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

        NUMBER OF
    SHARES, UNITS OR
       FACE VALUE                                                                                   MARKET VALUE
    ----------------                                                                                ------------
       POLAND - 0.80%

                          CONSTRUCTION SERVICES - 0.80%

             201,672      BUDIMEX SA                                                             $       1,040,888 *
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - POLAND                                           $       1,040,888
                          (Total Cost $890,253)                                                  ==================

       HONG KONG - 0.73%

                          ELECTRONIC & OTHER ELECTRICAL EQUIPMENT - 0.37%

          12,379,576      SEMI-TECH GLOBAL LTD                                                   $         479,154 *
              23,760      SEMI-TECH GLOBAL LTD SPONSORED ADR                                                 4,514 *
                                                                                                 ------------------
                                                                                                           483,668
                          MANUFACTURING - TOYS & DOLLS - 0.32%

           6,953,400      PLAYMATES TOYS HOLDINGS LTD                                                      417,156

                          HOTELS & MOTELS - 0.04%

           1,088,000      LAI SUN HOTELS INTERNATIONAL LTD                                                  47,726
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - HONG KONG                                        $         948,550
                          (Total Cost $982,940)                                                  ==================

       BRAZIL - 0.30%

                          TELEPHONE COMMUNICATIONS - 0.30%

           1,982,000      TELEMIG CELULAR SA PREFERENCE C                                        $          26,784
           6,458,900      TELEPAR CELULAR SA COMMON                                                        213,357
             858,000      TELEPAR CELULAR SA PREFERENCE B                                                   41,225
           8,468,000      TELERJ CELULAR SA COMMON                                               $         106,804
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - BRAZIL                                           $         388,170
                          (Total Cost $749,010)                                                  ==================

       DENMARK - 0.19%

                          REAL ESTATE INVESTING - 0.19%

               5,300      EJENDOMSSELSKABET NORDEN                                               $         245,663
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - DENMARK                                          $         245,663
                          (Total Cost $251,303)                                                  ==================

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

        NUMBER OF
    SHARES, UNITS OR
       FACE VALUE                                                                                   MARKET VALUE
    ----------------                                                                                ------------
       FINLAND - 0.05%

                          OIL & GAS - 0.05%

              11,000      FORTUM OYJ                                                             $          58,686
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - FINLAND                                          $          58,686
                          (Total Cost $70,071)                                                   ==================

       BAHAMAS - 0.03%

                          CRUDE PETROLEUM - 0.03%

             170,430      BASIC PETROLEUM INTERNATIONAL LTD UNIT TRUST                           $          42,607 *
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - BAHAMAS                                          $          42,607
                          (Total Cost $175,032)                                                  ==================

       CANADA - 0.00%

                          OIL & GAS - 0.00%

              13,800      HURRICANE HYDROCARBONS LTD                                             $           9,919 *
                                                                                                 ------------------
                          TOTAL COMMON STOCKS - CANADA                                           $           9,919
                          (Total Cost $67,685)                                                   ==================

                          Total Common Stocks                                                    $      56,050,991
                          (Total Cost $57,639,216)                                               ==================

       Corporate Bonds - 4.95%

           4,690,000      LOEWEN GROUP INTL INC 7.20% 6/01/2003                                  $       2,251,200
           2,635,000      LOEWEN GROUP INTL INC 7.50% 4/15/2001                                          1,304,325
              40,000      LOEWEN GROUP INTL INC 7.60% 6/01/2008                                             19,200
           1,030,000      LOEWEN GROUP INTL INC 7.75% 10/15/2001                                           509,850
             165,000      LOEWEN GROUP INTL INC 8.25% 4/15/2003                                             80,850
           3,245,000      LOEWEN GROUP INTL INC 8.25% 10/15/2003                                         1,590,050
             480,000      LOEWEN GROUP INTL INC PATS 6.70% 10/01/1999                                      247,200
              11,000      PIEDMONT MANAGEMENT CONTINGENT INTEREST NOTES 8.00% 6/30/2006                      7,780 +
          19,223,313      STRUCTURED ASSET SECURITIES CORP 1996-CFL CLASS X2 FRN 2/25/2028                 420,510
                                                                                                 ------------------
                          Total Corporate Bonds                                                  $       6,430,965
                          (Total Cost $8,092,186)                                                ==================

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

        NUMBER OF
    SHARES, UNITS OR
       FACE VALUE                                                                                   MARKET VALUE
    ----------------                                                                                ------------
       COMPANIES IN LIQUIDATION - 4.63%

               3,150      EHLCO LIQUIDATING TRUST                                                $             394 *+
 DEM      15,000,000      MAXWELL COMM. CORP. PLC 6.0% 6/15/1993                                           770,645 *
 CHF       5,500,000      MAXWELL COMM. CORP. PLC 5.0% 6/16/1995                                           342,848 *
             836,059      MBO PROPERTIES INC                                                             1,003,271 *^
             596,881      TRUSTOR AB - B SHARES                                                          3,891,564 *
                                                                                                 ------------------
                          TOTAL COMPANIES IN LIQUIDATION                                         $       6,008,722
                          (Total Cost $3,798,043)                                                ==================

       CLOSED - END MUTUAL FUNDS - 2.91%

              12,000      FIVE ARROWS CHILE INVESTMENT TRUST WARRANTS  16.30 5/31/1999           $             180
             282,000      KAZAKHSTAN FUND LIMITED                                                          881,250 *
              17,200      KOMERCNI BANK IF                                                                 320,482 *
             212,171      NIF I                                                                            222,773 *
              45,782      NIF II                                                                            42,857 *
             183,687      NIF III                                                                          183,571 *
              27,725      NIF IV                                                                            37,177 *
             171,497      NIF VI                                                                           299,388 *
              45,782      NIF VII                                                                           42,857 *
             237,192      NIF VIII                                                                         339,060 *
              45,034      NIF IX                                                                            72,351 *
              45,443      NIF X                                                                             50,588 *
              18,282      NIF XI                                                                            18,502 *
              45,782      NIF XII                                                                           43,436 *
             296,557      NIF XIII                                                                         378,903 *
             122,099      NIF XIV                                                                          169,904 *
                 700      RESTITUCNI INVESTICNI FOND CESKE                                       $          22,973
              44,900      ZIVNOBANKA INVESTICNI FOND                                                       653,236
                                                                                                 ------------------
                          TOTAL CLOSED - END MUTUAL FUNDS                                        $       3,779,488
                          (Total Cost $6,347,047)                                                ==================

       PURCHASED BANK DEBT & TRADE CLAIMS - 1.18%

           2,453,801      MAXWELL COMM. BANK DEBT - BAKER NYE                                    $         210,327 *+
           5,000,000      MAXWELL COMM. BERLITZ OBLIGATIONS                                                425,000 *+
             167,868      MAXWELL COMM. REVOLVING BANK DEBT -  FIRST CHICAGO                                14,610 *+
             943,496      MAXWELL COMM. REVOLVING BANK DEBT -  HALCYON                                      82,386 *+
             396,015      MAXWELL COMM. REVOLVING BANK DEBT -  HALCYON II                                   34,466 *+
             875,543      MAXWELL COMM. REVOLVING BANK DEBT -  LAZARD FRERES                                76,148 *+
             264,059      MAXWELL COMM. REVOLVING BANK DEBT -  MERRILL LYNCH                                22,981 *+
             823,981      MAXWELL COMM. REVOLVING BANK DEBT -  SAN PAOLO                                    71,921 *+


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

        NUMBER OF
    SHARES, UNITS OR
       FACE VALUE                                                                                   MARKET VALUE
    ----------------                                                                                ------------
           1,015,000      MAXWELL COMM. REVOLVING BANK DEBT -  TCC ASSOCIATES                    $          88,559 *+
             579,133      MAXWELL COMM. TERM BANK DEBT -  FIRST CHICAGO                                     49,226 *+
           1,678,704      MAXWELL COMM. TERM BANK DEBT -  HALCYON                                          142,690 *+
             702,221      MAXWELL COMM. TERM BANK DEBT -  HALCYON II                                        59,689 *+
             426,846      MAXWELL COMM. TERM BANK DEBT -  LAZARD FRERES                                     36,282 *+
             468,269      MAXWELL COMM. TERM BANK DEBT -  MERRILL LYNCH                                     39,802 *+
             325,093      MAXWELL COMM. TERM BANK DEBT -  SAN PAOLO                                         27,633 *+
           1,806,952      MAXWELL COMM. TERM BANK DEBT -  TCC ASSOCIATES                                   153,591 *+
                                                                                                 ------------------
                          TOTAL PURCHASED BANK DEBT & TRADE CLAIMS                               $       1,535,311
                          (Total Cost $0)                                                        ==================

       PARTNERSHIPS - 0.85%

                          EMERGING EUROPE FUND FOR SUSTAINABLE DEV LP                            $         160,149 +
                          NCH INVESTORS FUND LP                                                             62,475 +
                          NEW CENTURY CAPITAL PARTNERS II LP                                               351,233 +
                          SIGMA/UKRAINE LP                                                                 175,946 +
                          SIGMA/UKRAINE CLASS C LP                                                         101,166 +
                          TEMPLETON EMERGING EUROPE FUND II LP                                              99,229 +
                          UKRAINIAN GROWTH FUND II LP                                                      153,000 +
                                                                                                 ------------------
                          TOTAL PARTNERSHIPS                                                     $       1,103,198
                          (Total Cost $4,474,737)                                                ==================

       OPTIONS - 0.55%

                 255      CHARLES SCHWAB CORPORATION 80.00 PUT 6/19/1999                         $          44,625
                  12      FRANCE OAT 5.25% 4/25/2008 PUTS 11/08/1999                                           123
                  12      FRANCE OAT 5.25% 4/25/2008 PUTS 11/09/1999                                             0
                  12      FRANCE OAT 5.25% 4/25/2008 PUTS 11/09/1999                                             0
                 569      GOLD 550 CALLS 4/05/2001                                                          27,288
                 569      GOLD 550 CALLS 4/09/2001                                                          28,425
                 500      GOLD 550 CALLS 4/19/2001                                                          31,000
                 563      GOLD 550 CALLS 7/19/2001                                                          28,150
       4,080,000,000      JAPANESE GOVERNMENT BOND 203 98.00 PUTS 6/30/1999                                 37,601
         989,000,000      JAPANESE GOVERNMENT BOND 203 95.00 PUTS 9/13/1999                                 18,229
       2,967,000,000      JAPANESE GOVERNMENT BOND 203 97.50 PUTS 9/13/1999                                 69,601
       2,405,000,000      JAPANESE GOVERNMENT BOND 203 97.50 PUTS 9/16/1999                                 60,447
       1,683,500,000      JAPANESE GOVERNMENT BOND 203 97.50 PUTS 3/14/2000                                133,992
         816,000,000      JAPANESE GOVERNMENT BOND 203 96.00 PUTS 5/02/2000                                 77,936
                 150      JAPANESE YEN 136 96.00 PUTS 1/26/2000                                             14,023
              32,700      MICROSOFT CORPORATION 68.9031 PUTS 5/22/1999                                      10,137
              56,450      RJR STUB CALLS 5.22 5/01/2000                                                     40,085
                  64      S&P 500 INDEX 1076.70 PUTS 5/11/1999                                                 310
                  62      S&P 500 INDEX 1019.36 PUTS 6/01/1999                                               1,401
                  67      S&P 500 INDEX 1028.25 PUTS 6/21/1999                                               7,725

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

        NUMBER OF
    SHARES, UNITS OR
       FACE VALUE                                                                                   MARKET VALUE
    ----------------                                                                                ------------
                  96      S&P 500 INDEX 1017.80 PUTS 6/22/1999                                   $          10,176
                  64      S&P 500 INDEX 1078.013 PUTS 7/12/1999                                             29,491
                 270      S&P 500 INDEX 904.99 PUTS 7/30/1999                                               44,982
                                                                                                 ------------------
                          TOTAL OPTIONS                                                          $         715,747
                          (Total Cost $2,759,969)                                                ==================

       TREASURY OBLIGATIONS - 34.54%

          15,000,000      US TREASURY BILLS 5/06/1999                                            $      14,989,225
          10,000,000      US TREASURY BILLS 7/01/1999                                                    9,923,533
          20,000,000      US TREASURY BILLS 5/27/1999                                                   19,933,550
                                                                                                 ------------------
                          TOTAL TREASURY OBLIGATIONS                                             $      44,846,308
                          (Total Cost $44,853,334)                                               ==================

                          TOTAL INVESTMENTS - 92.77%                                             $     120,470,730
                                                                                                 ==================
                          (Total Cost $127,964,532)

                      *   Non-income producing security.
                      +   Restricted securities - See Note C.
                      ^   Affiliated company.

                          Foreign Currency Abbreviations
                     CHF  Swiss Franc
                     DEM  German Deutschemark

                          The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.


                       See notes to financial statements.

                                THE BAUPOST FUND
                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

                                                                                             MARKET             UNREALIZED
                                                                                             VALUE             GAIN/(LOSS)
                                                                                         ---------------       -------------

           CONTRACTS TO SELL

    BPS             2,567,718    British Pound Sterling due 7/30/1999                  $      4,127,992      $        8,602
                                 (Receivable amount $4,136,594)

    CSK            44,771,000    Czech Koruna due 6/01/1999                                   1,256,166              38,355
                                 (Receivable amount $1,294,521)

    CSK            24,202,500    Czech Koruna due 6/22/1999                                     678,522              18,474
                                 (Receivable amount $696,996)

    CSK             9,747,000    Czech Koruna due 7/12/1999                                     272,903              48,092
                                 (Receivable amount $320,995)

    CSK            24,202,500    Czech Koruna due 12/22/1999                                    673,673              (5,465)
                                 (Receivable amount $668,208)

    DKK             1,000,500    Danish Krone due 7/16/1999                                     142,958               2,809
                                 (Receivable amount $145,767)

    EUR             5,802,087    Euro Dollar due 7/27/1999                                    6,180,383              22,570
                                 (Receivable amount $6,202,953)

    NOK             6,026,100    Norwegian Krone due 6/28/1999                                  771,291              24,562
                                 (Receivable amount $795,853)

    PLN             7,938,610    Polish Zloty due 6/08/1999                                   1,992,573             (16,971)
                                 (Receivable amount $1,975,602)

    SEK            32,530,015    Swedish Krona due 5/10/1999                                  3,870,478              63,018
                                 (Receivable amount $3,933,496)
                                                                                      ------------------    ----------------
                                 TOTAL CONTRACTS TO SELL                               $     19,966,939             204,046
                                 (Receivable amount $20,170,985)                      ==================    ----------------

           CONTRACTS TO BUY

    CSK            24,202,500    Czech Koruna due 6/22/1999                            $        678,523               3,418
                                 (Payable amount $675,105)

    NOK             6,026,100    Norwegian Krone due 6/28/1999                                  771,291              (4,871)
                                 (Payable amount $776,162)
                                                                                      ------------------    ----------------
                                 TOTAL CONTRACTS TO BUY                                $      1,449,814              (1,453)
                                 (Payable amount $1,451,267)                          ==================    ----------------

                                                                                                             $      202,593
                                                                                                            ================

                       See notes to financial statements.

                                THE BAUPOST FUND
                        SCHEDULE OF SECURITIES SOLD SHORT
                                 APRIL 30, 1999
                                   (UNAUDITED)

       NUMBER OF SHARES                                                                                 MARKET VALUE
    ---------------------------                                                                     --------------------
    SECURITIES SOLD SHORT - 0.03%

    COMMON STOCK - 0.02%

                     1,600     Thermo Instrument Systems Inc.                                       $            20,800
                                                                                                    --------------------
                               TOTAL COMMON STOCK                                                                20,800
                               (Total Proceeds $27,119)

    OPTIONS - 0.01%

                       270     S&P 500 Index 791.870 Puts expiring 7/30/1999                                     17,415
                                                                                                    --------------------
                               TOTAL OPTIONS                                                                     17,415
                               (Total Proceeds $369,576)                                            --------------------

                               TOTAL SECURITIES SOLD SHORT                                          $            38,215
                               (Total Proceeds $396,695)                                            ====================



                               The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the "Fund") was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities (other than certain foreign securities), options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sale price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration), the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the ask price instead of the bid price. Securities traded in foreign markets are valued at their current market value, which, depending on local custom, may or may not be the last quoted sale price (or the closing bid price).

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in some cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, L.L.C. ("Baupost") in accordance with procedures adopted by the Trustees of the Fund.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the valuation date. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. For financial statement purposes, gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as net realized gains and losses, and gains and losses attributable to foreign exchange rate movements on income and expenses are recorded as foreign currency transaction gains and losses. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign exchange rates is not separately disclosed.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date, except income on certain foreign dividends, where the ex-dividend date may have passed, is recorded as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received, in which case interest is recorded when received.

SECURITIES SOLD SHORT: The Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at the then current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short exposure.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency, and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

FUTURES CONTRACTS: The Fund may enter into index futures contracts for non-hedging purposes and in order to hedge against the effects of fluctuations in market conditions. The potential risk to the Fund is that the change in value of the futures contracts may not correspond to the change in value of the securities held by the Fund in those markets. In addition, for non-listed futures contracts, losses may arise if there is an illiquid secondary market for the contracts or if the counterparty to the contracts is unable to perform. At the time the Fund enters into a futures contract, it is required to deposit with its broker cash or U.S. government securities as collateral, calculated on a per contract basis. Subsequent payments to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. Daily adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses. When the contracts are closed, the Fund recognizes a gain or loss. At April 30, 1999, the Fund had no open positions in futures contracts.

EQUITY SWAP CONTRACTS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other. At the time the Fund enters into an equity swap contract, it may be required to deposit collateral, cash or Treasury bills with its broker.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. The loss incurred by the failure of a counterparty could include the collateral, in certain circumstances, if there is no required segregation of cash collateral from other assets. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.

The Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contract is recorded as swap interest income or expense. The fluctuation in the market value of the underlying security is recorded as unrealized appreciation or depreciation on investments. When the contracts are closed, the Fund recognizes a gain or loss. Premium payments made to enter into a swap contract, if any, are capitalized and amortized over the life of the swap contract.

At April 30, 1999, the Fund had one outstanding equity swap contract with the following terms:

  SWAP                 NOTIONAL AMT.          TERMINATION      UNDERLYING
COUNTERPARTY           LONG/(SHORT)               DATE           SHARES      UNDERLYING EQUITY        RECEIPTS TO THE FUND
------------           ------------               ----           ------      -----------------        --------------------
CS First Boston         ($372,618)             01/18/2000         11,424     Assicurazioni Generali   Three Month ITL LIBOR
                                                                                                      Less 1.95% on Notional

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amounts owed to the Fund under each such repurchase agreement.

OPTIONS: The Fund may either write or purchase call and put options for both hedging and non-hedging activities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Also, for non-listed options, the Fund bears the risk of loss of premium and market value should the counterparty not perform under the contract. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is not subject to federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. For federal income tax purposes, the Fund had a capital loss carryforward of $3,846,000 from tax year 1998. The carryforward may be applied against any net taxable realized gains of the current year and succeeding years until the earlier of its utilization or expiration on October 31, 2006. The Fund utilizes earnings and profits distributed to shareholders upon redemption of shares as a part of the dividends paid deduction for income tax purposes.

NOTE B - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 1999 aggregated $45,331,000 and $58,470,000, respectively.

For federal income tax purposes, the identified cost of investments at April 30, 1999 was $128,267,314. Unrealized appreciation/(depreciation), on a federal income tax basis, for all securities was as follows:

                                                             Six Months Ended
                                                              April 30, 1999
                                                              --------------
Gross unrealized appreciation                                   $11,510,380
Gross unrealized depreciation                                   (19,306,964)
                                                               -------------
Net unrealized depreciation                                    ($ 7,796,584)
                                                               =============

NOTE C - RESTRICTED SECURITIES

At April 30, 1999, the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:

                                                                                                 Value at          Earliest
                                                                                 Cost         April 30, 1999   Acquisition Date
                                                                                 ----         --------------   ----------------
Purchased Bank Debt & Trade Claims:
-----------------------------------
Maxwell Communications Debt                                                 $          0         $1,535,311       11/22/1993

Corporate Bonds:
----------------
Piedmont Management Contingent Interest Notes 8.00% due 6/30/2006                  7,780              7,780       12/21/1995

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)

NOTE C - RESTRICTED SECURITIES - CONTINUED
                                                                                                 Value at          Earliest
                                                                                 Cost         April 30, 1999   Acquisition Date
                                                                                 ----         --------------   ----------------
Partnerships:
-------------
Emerging Europe Fund for Sustainable Development, L.P.                       $   119,845         $  160,149       02/25/1997
NCH Investors Fund, L.P.                                                       1,589,033             62,475       12/18/1995
New Century Capital Partners II, L.P.                                            990,178            351,233       11/30/1995
Sigma / Ukraine, L.P.                                                            661,184            175,946       05/14/1996
Sigma / Ukraine Class C, L.P.                                                    404,663            101,166       11/27/1996
Templeton Emerging Europe Fund II, L.P.                                          113,758             99,229       12/08/1997
Ukrainian Growth Fund II, L.P.                                                   596,076            153,000       03/31/1997

Common Stock:
-------------
Burren Energy PLC                                                                858,852            469,382       04/14/1998

Companies in Liquidation:
-------------------------
Ehlco Liquidating Trust                                                               12                394       01/30/1989
                                                                           -------------     --------------
TOTAL RESTRICTED SECURITIES  (2.40% of Net Assets)                           $ 5,341,381         $3,116,065
                                                                           =============     ==============

The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

NOTE D - INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and members of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1.0% of average net assets of the Fund, and an administrative fee at an annual rate of 0.25% of average net assets of the Fund to serve as investment adviser and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.5% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1999
                                   (UNAUDITED)
NOTE E - YEAR 2000 (UNAUDITED)

Management has assessed all computer systems used by the Fund, including the computer systems of its major service providers, in anticipation of issues that may arise on or after January 1, 2000. Like other investment companies and business organizations around the world, the Fund could be adversely affected if these computer systems cannot properly process and calculate date-related information and data from and after January 1, 2000.

Management is taking steps that it believes are reasonable to address the Year 2000 issue with respect to its internal computer systems and is obtaining satisfactory assurances that comparable steps are being taken by its brokers and other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any material adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to this issue. As of April 30, 1999, the Fund has not incurred significant Year 2000 related epenses, nor does it expect to do so in the future. Management is in the process of establishing a comprehensive contingency plan to address recovery from unavoided or unavoidable Year 2000 problems, if any.

                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS

                                         Six Months Ended
                                             April 30,                          Year Ended October 31
                                                          ------------------------------------------------------------------
                                              1999           1998          1997          1996         1995          1994
                                           -----------    -----------   -----------   -----------  -----------   -----------
                                           (Unaudited)
Selected Per Share Data
Net Asset Value, beginning of period           $12.18         $17.09        $15.38        $13.47       $14.33        $14.77
                                           -----------    -----------   -----------   -----------  -----------   -----------
Income/(loss) from investment operations
   Net investment income                         0.09           0.55          0.30          0.41         0.25          0.22
   Net realized and unrealized gain/(loss)       0.95          (2.83)         3.47          2.43         0.71          1.23
                                           -----------    -----------   -----------   -----------  -----------   -----------
Total from investment operations                 1.04          (2.28)         3.77          2.84         0.96          1.45
                                           -----------    -----------   -----------   -----------  -----------   -----------
Less distributions
   From net investment income                    0.27           0.58          0.40          0.28         0.25          0.46
   In excess of net investment income              -              -             -             -          0.08            -
   From net realized gain                          -            2.05          1.66          0.65         1.49          1.43
                                           -----------    -----------   -----------   -----------  -----------   -----------
   Total distributions                           0.27           2.63          2.06          0.93         1.82          1.89
                                           -----------    -----------   -----------   -----------  -----------   -----------
Net Asset Value, end of period                 $12.95         $12.18        $17.09        $15.38       $13.47        $14.33
                                           ===========    ===========   ===========   ===========  ===========   ===========

Total Return                                    8.62%       (16.30%)        27.04%        22.51%        7.91%        11.06%

Ratios and Supplemental Data
Net assets, end of period (in thousands)     $129,862       $134,003      $152,958      $108,788      $89,439       $81,787
Ratio of net expenses to average net assets     1.62% (a)      2.12%         2.14%         1.50%        1.54%         1.53%
Ratio of total expenses excluding waiver of
   management fee to average net assets         1.63% (a)      2.19%         2.14%         1.50%        1.54%         1.55%
Ratio of net investment income to average
   net assets                                   1.19% (a)      2.98%         1.45%         2.27%        1.60%         1.32%
Ratio of net investment income excluding
   waiver of management fee to average net
   assets                                       1.18% (a)      2.91%         1.45%         2.27%        1.60%         1.30%
Portfolio turnover rate                          111% (a)       129%          140%          120%         106%          161%

(a)  Annualized